UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):               May 7, 2013

CITRIX SYSTEMS, INC.

(Exact name of Registrant as specified in its Charter)

Delaware	0-27084	75-2275152
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
851 West Cypress Creek Road Fort Lauderdale, Florida 33309
(Address of Principal Executive Offices) (Zip Code)

Telephone: (954) 267-3000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

Election of Robert D. Daleo to the Board of Directors

On May 7, 2013, the Board of Directors of Citrix Systems, Inc. (the “Company”) elected Robert D. Daleo, the former Vice Chairman and Chief Financial Officer of Thomson Reuters Corporation, to its Board of Directors. On May 10, 2013, the Company issued a press release regarding Mr. Daleo’s election. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.          Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit No.	Description
	99.1	Press release dated May 10, 2013 of Citrix Systems, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Citrix Systems, Inc.

Dated:	May 10, 2013	By:	/s/ David J. Henshall
			Name:	David J. Henshall
			Title:	Executive Vice President, Operations, and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release dated May 10, 2013 of Citrix Systems, Inc.